UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

August 22, 2013
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
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(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2013, Atmos Energy Corporation (the “Company”) entered into the Third Amendment to Revolving Credit Agreement (the “Third Amendment”), which amends the Company's existing Revolving Credit Agreement dated May 2, 2011 (the “RBS Facility”), which was amended on May 31, 2011, pursuant to the First Amendment to Revolving Credit Agreement and on December 7, 2012, pursuant to the Second Amendment to Revolving Credit with The Royal Bank of Scotland plc, as Administrative Agent, and an original syndicate of 14 lenders identified therein. The primary changes to the RBS Credit Facility, as reflected in the Third Amendment, were to (i) extend the termination date to a date that is five years from the date of execution of the Third Amendment and (ii) add an option to extend the term for one additional year. The RBS Credit Facility, as amended (the “Credit Facility”), will continue to be used for working capital, capital expenditures and other general corporate purposes. There were no other material changes to the Credit Facility as a result of the execution of the Third Amendment. With respect to the other parties to the Credit Facility, the Company has or may have had customary banking relationships based on the provision of a variety of financial services, including without limitation, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party. A copy of the Third Amendment is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Third Amendment to Revolving Credit Agreement, made and entered into as of August 22, 2013, by and among Atmos Energy Corporation, a Texas and Virginia corporation, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and The Royal Bank of Scotland plc, in its capacity as Administrative Agent for the Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: August 27, 2013	By: /s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Third Amendment to Revolving Credit Agreement, made and entered into as of August 22, 2013, by and among Atmos Energy Corporation, a Texas and Virginia corporation, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and The Royal Bank of Scotland plc, in its capacity as Administrative Agent for the Lenders

4